Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Purchase Agreement”) is made and entered into as of _____________ ___, 2018, by and between EnSync, Inc., a Wisconsin corporation (“EnSync”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

Article 1 - SALE OF SHARES

Section 1.1       Sale of Shares.  Subject to the terms and conditions of this Purchase Agreement, on the Closing Date, EnSync agrees to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, agree to purchase from EnSync, an aggregate of up to 11,335,953 shares of EnSync’s Common Stock (the “Shares”) at a purchase price of $0.26 per share, with the number of Shares being purchased by each Purchaser being set forth on such Purchaser’s signature page hereto. Certain of the Shares as indicated on the applicable Purchaser signature pages may be settled by delivery by the Company via DWAC of the Shares to the Purchaser prior to the Company’s receipt of the Subscription Amount from such Purchaser (the “DVP Shares”).

Section 1.2       Closing. The Purchasers shall purchase the Shares at a closing that shall occur on or about September 4, 2018 (the “Closing Date”). On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Company’s transfer agent (the “Transfer Agent”) irrevocable instructions instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to the number of Shares being purchased by such Purchaser as set forth on the signature page hereto executed by such Purchaser, or in the case of the DVP Shares to Network 1 Financial Securities, Inc. clearing firm. On or prior to the Closing Date, each Purchaser shall deliver to the Company, via wire transfer (in accordance with the wiring instructions set forth on Annex 1), immediately available funds equal to such Purchaser’s subscription amount as set forth on the signature page hereto executed by such Purchaser (the “Subscription Amount”).

Article 2 - REPRESENTATIONS AND WARRANTIES OF ENSYNC

EnSync hereby represents and warrants to Purchaser as follows:

Section 2.1       Organization, Good Standing and Qualification. EnSync is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. Each of EnSync’s Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties, in each case as described in the SEC Filings (as defined below).

Section 2.2       Valid Issuance of Shares. The Shares are duly authorized, validly issued, fully paid and non-assessable and is free and clear of all liens, encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws. The issuance and sale of the Shares will be registered pursuant the Registration Statement on Form S-3 (No. 333-218935) originally filed by EnSync with the Securities and Exchange Commission (the “Commission”) on June 23, 2017 and declared effective by the Commission on October 12, 2017 (the “Registration Statement”).

Section 2.3        Authority.  EnSync has all requisite corporate power and authority to enter into this Purchase Agreement and to consummate the transactions contemplated hereby and has taken all requisite action on its part, and on the part of its officers, directors and shareholders necessary for (i) the authorization, execution and delivery of this Purchase Agreement, (ii) the authorization of the performance of all obligations of EnSync hereunder, and (iv) the authorization, issuance and delivery of the Shares.  This Purchase Agreement has been duly executed and delivered by EnSync, and constitutes the valid and binding obligation of EnSync, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 2.4        Capitalization; Subsidiaries.

(a)       EnSync has duly and validly authorized capital stock as set forth in the SEC Filings and in the Articles of Incorporation of EnSync, as amended and as in effect as of the Closing Date (the “Articles of Incorporation”). All of the issued and outstanding shares of EnSync’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties.

(b)       Except as described in the SEC Filings, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of EnSync. Except as described in the SEC Filings, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which EnSync or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind.

Section 2.5        SEC Filings; Business.

(a)       EnSync has made available to the Purchasers through the EDGAR system of the Commission (“EDGAR”), true and complete copies of EnSync’s most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2017, and all other reports filed by EnSync pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder (the “1934 Act”) since the filing of the 10-K and during the twelve (12) months preceding the date hereof (the foregoing materials, including the exhibits thereto and the documents incorporated by reference therein, collectively, the “SEC Filings”). The SEC Filings are the only filings required of EnSync pursuant to the 1934 Act for such period and each SEC Filing was filed in a timely manner. EnSync and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of EnSync and its Subsidiaries, taken as a whole.

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(b)       Any statistical, industry-related and market-related data included or incorporated by reference in the SEC Filings are based on or derived from sources that EnSync reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(c)       At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 2.6        No Conflict, Breach, Violation or Default. Except as described in the SEC Filings, the execution, delivery and performance of this Purchase Agreement by EnSync and the issuance and sale of the Shares will not (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under the Articles of Incorporation or the Bylaws (true and complete copies of which have been made available to the Purchasers through EDGAR), or (b) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over EnSync, any Subsidiary or any of their respective assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of EnSync or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material contract, except in the case of clauses (i)(b) and (ii) above, such as could not reasonably be expected to have a material adverse effect, individually or in the aggregate.

Section 2.7        Finders Fees. Other than the seven percent finders fee due to Network 1 Financial Securities, Inc. there is no brokerage or finders fee or other commission due to any person retained by the Company in connection with any of the transactions contemplated by this Agreement.

Article 3- REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser severally hereby represents and warrants to EnSync as follows:

Section 3.1        Authority.  Purchaser has all requisite power and authority to enter into this Purchase Agreement and to consummate the transactions contemplated hereby.  This Purchase Agreement has been duly executed and delivered by Purchaser, and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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Section 3.2        Investment Experience.  Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).  Purchaser is aware of EnSync’s business affairs and financial condition and has had access to and has acquired sufficient information about EnSync to reach an informed and knowledgeable decision to acquire the Shares.  Purchaser has such business and financial experience as is required to give him the ability to protect his own interests in connection with the purchase of the Shares.

Section 3.3        Ability to Bear Risk. Purchaser is able to bear the economic risk of his investment in the Shares and acknowledges that he could bear a complete or significant loss on his investment in the Shares.

Section 3.4        Access to Information. Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Shares and has had full access to such other information concerning EnSync as Purchaser has requested.

Article 4-CONDITIONS TO CLOSING

Section 4.1        Conditions to Purchasers’ Obligations to Close. Each Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment on or before the Closing Date of each of the following conditions, unless waived in writing by the applicable Purchaser purchasing the Shares at the Closing:

(a)       Representations and Warranties. The representations and warranties made by EnSync in Article 2 shall be true and correct in all material respects as of the Closing Date.

(b)       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by EnSync on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)       Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their counsel and the Purchasers and their counsel shall have received all such counterpart original and certified or other copies of such documents as are reasonably requested.

Section 4.2        Conditions to EnSync’s Obligations to Close. EnSync’s obligation to issue and sell the Shares at the Closing is subject to the fulfillment on or before the Closing Date of each of the following conditions, unless waived in writing by EnSync at the Closing:

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(a)       Payment. The payment by each Purchaser of its respective Subscription Amount (other than the Subscription Amount for DVP Shares, which funds shall be delivered after the Company’s delivery of Shares, on the same day of the delivery of Shares).

(b)       Representations and Warranties. The representations and warranties made by the Purchasers in Article 3 shall be true and correct in all material respects as of the Closing Date.

(c)       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

(d)       Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to EnSync and its counsel and EnSync and its counsel shall have received all such counterpart original and certified or other copies of such documents as are reasonably requested.

Article 5- MISCELLANEOUS

Section 5.1        Governing Law.  This Purchase Agreement shall be governed in all respects by the laws of the State of New York (without reference to its conflicts of laws principles).

Section 5.2        Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

Section 5.3        Entire Agreement.  This Purchase Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

Section 5.4        Remedies. Each of the parties to this Purchase Agreement will be entitled to enforce its rights under this Purchase Agreement specifically, to recover damages and costs (including reasonable attorneys’ fees) caused by any breach of any provision of this Purchase Agreement and to exercise all other rights existing in its favor.

Section 5.5        Counterparts.  This Purchase Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the day and year set forth in the first paragraph hereof.

ENSYNC, INC.

By:	/s/ Bradley Hansen
Name:	Bradley Hansen
Title:	President and CEO

Address:

N88 W13901 Main Street, Suite 200
Menomonee Falls, WI 53051
Attn: William Dallapiazza

Signature Page to Stock Purchase Agreement

IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ___________________________________________________________

Signature of Authorized Signatory of Purchaser: ____________________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: ___________________________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice to Purchaser: _________________________________________________

_________________________________________________

_________________________________________________

DWAC Instructions:

Broker Name                  ______________________________________________________

Broker DTC#                 ______________________________________________________

Broker Contact Name  ______________________________________________________

Broker Phone Number ______________________________________________________

Broker Email                  ______________________________________________________

Account Name             ______________________________________________________

Account#                      ______________________________________________________

Subscription Amount: $______________

Shares: _________________

TIN Number: _______________________

Check here if shares shall be settled by Delivery Versus Payment: ☐